UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.        )

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ING INVESTORS TRUST
(Name of Registrant As Specified In Its Charter)
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INFORMATION STATEMENT

February 5, 2009

ING INVESTORS TRUST

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for each of ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio (each a “Portfolio” and collectively referred to as the “Portfolios”), effective November 12, 2008. Each Portfolio is organized as a separate series of ING Investors Trust (“IIT” or the “Trust”). As discussed below, Evergreen Investment Management Company, LLC (“Evergreen”) has sub-advised ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio since May 3, 2004.  Prior to the transaction described below, Evergreen was a wholly-owned subsidiary of Wachovia Corporation (“Wachovia”).

On October 3, 2008, Wachovia announced that it had entered into a merger agreement (the “Transaction”) pursuant to which it would be acquired by Wells Fargo & Company (“Wells Fargo”). On October 20, 2008, in connection with the Transaction, Wachovia issued preferred shares to Wells Fargo representing 39.9% of the outstanding voting interest in Wachovia. The Transaction may be deemed to be a change of control of Evergreen and therefore an assignment which triggered the automatic termination of the sub-advisory agreement previously in place with Evergreen with respect to each of the Portfolios. Shortly prior to the issuance of the preferred shares by Wachovia to Wells Fargo on October 20, 2008, for reasons discussed in further detail in this Information Statement, the Portfolios’ investment adviser, Directed Services LLC (“DSL”) entered into an interim, replacement sub-advisory agreement with Evergreen effective October 20, 2008. The parties subsequently executed a permanent sub-advisory agreement on November 12, 2008. Re-appointing Evergreen as the sub-adviser to each Portfolio, under the new sub-advisory agreement, resulted in no change in the personnel managing each Portfolio, in the services that Evergreen provides to each Portfolio or in the sub-advisory fees paid by each Portfolio under the previous sub-advisory agreement.

IIT and DSL have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, DSL must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

THE TRUST IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIOS AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING INVESTORS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 366-0066

NOTICE TO THE SHAREHOLDERS

OF

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

ING EVERGREEN OMEGA PORTFOLIO

February 5, 2009

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio (each a “Portfolio” and collectively referred to as the “Portfolios”), effective November 12, 2008. Each Portfolio is a separate series of ING Investors Trust (“IIT” or the “Trust”). This Notice will be mailed on or about February 5, 2009 to shareholders of record as of the close of business on November 12, 2008.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Overview of the Transaction

Evergreen Investment Management Company, LLC (“Evergreen”) has sub-advised each of ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio under a sub-advisory agreement dated May 3, 2004 (the “Evergreen Former Agreement”). The Evergreen Former Agreement was last approved by the Board of Trustees (“Board” or “Trustees”) of IIT on November 28, 2007. Prior to the transaction described below, Evergreen was a wholly-owned subsidiary of Wachovia Corporation (“Wachovia”).

On October 3, 2008, Wachovia announced that it had entered into a merger agreement (the “Transaction”) pursuant to which it would be acquired by Wells Fargo & Company (“Wells Fargo”). On October 20, 2008, in connection with the Transaction, Wachovia issued preferred shares to Wells Fargo representing 39.9% of the outstanding voting interest in Wachovia. The Transaction was competed on December 31, 2008. The Investment Company Act of 1940 (the “1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The issuance of the preferred shares by Wachovia to Wells Fargo constituted a sale of a controlling block of voting securities of Evergreen, resulting in the assignment and automatic termination of the Evergreen Former Agreement, effective October 20, 2008.

On October 16, 2008, Management was informed about the imminence of the issuance of preferred shares by Wachovia to Wells Fargo that ultimately occurred on October 20, 2008. Generally, a mutual fund’s board must approve the fund’s sub-advisory agreement at an “in-person” meeting called for the purpose of considering such approval. Due to the short amount of time available, the Board could not conduct an in-person meeting prior to October 20, 2008 for the purpose of approving a new sub-advisory agreement. In order for management of the

Portfolios to continue uninterrupted after the issuance of the preferred shares by Wachovia to Wells Fargo, the Board held a telephonic meeting on October 20, 2008, during which in reliance upon Rule 15a-4(b)(1) of the 1940 Act it approved an interim sub-advisory agreement among IIT, Directed Services LLC (“DSL” or the “Adviser”) and Evergreen.

The Evergreen Former Agreement was terminated effective just prior to the issuance of the preferred shares by Wachovia to Wells Fargo on October 20, 2008 and the Portfolios were managed subject to the terms of the interim sub-advisory agreement, which contained the same terms as the Evergreen Former Agreement. On October 24, 2008, the Board approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with respect to the Portfolios among IIT, DSL and Evergreen, under which Evergreen has continued to provide day-to-day management services to the Portfolios.   A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A.

IIT has obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the Adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval.  Any such change must be approved by a majority of the Trustees, and, as a condition of such exemption, the Adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  Evergreen and/or an Evergreen affiliate will incur the cost of preparation of this Notice.

IIT’s Semi-Annual Report (unaudited) for the period ended June 30, 2008 was sent to shareholders on or about August 31, 2008. In addition, the Trust’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2008, will be sent to shareholders on or about February 29, 2009.

The Trust will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

As of November 12, 2008, the following shares of beneficial interest of the Portfolios were outstanding:

ING Evergreen Health Sciences Portfolio

Class	Shares Outstanding
Adviser Class	82.940
Institutional Class	929,382.568
Service Class	21,451,545.194
Service 2 Class	82.895
Total	22,381,093.597

ING Evergreen Omega Portfolio

Class	Shares Outstanding
Adviser Class	87.7330
Institutional Class	14,833,911.1150
Service Class	882,657.0640
Service 2 Class	101,912.0690
Total	15,818,567.9810

To the best of IIT’s knowledge, as of November 12, 2008, the following persons owned beneficially or of record 5% or more of any class of ING Evergreen Health Sciences Portfolio or ING Evergreen Omega Portfolio:

ING Evergreen Health Sciences Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio

ING Life Insurance & Annuity Company 151 Farmington Ave. Hartford, CT 06156-0001	99.1% Class A; 99.1% Class S2; Beneficial	0.0%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	67.6% Class I; Beneficial	2.8%

Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	32.0% Class I; Beneficial	1.3%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	91.5% Class S; Beneficial	87.7%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	6.2% Class S; Beneficial	5.9%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

ING Evergreen Omega Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio

ING Life Insurance & Annuity Company 151 Farmington Ave. Hartford, CT 06156-0001	98.9% Class A; Beneficial	0.0%

Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	69.6% Class I; Beneficial	65.3%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	22.6% Class I; Beneficial	21.2%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	6.2% Class I; Beneficial	5.8%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.6% Class S; 99.9% Class S2; Beneficial	6.0%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IIT’s knowledge, as of November 12, 2008, no Trustee or officer of the Trust owned beneficially more than 1% of any class of either Portfolio.

Service Providers to the Portfolios

DSL serves as investment adviser to the Portfolios.  DSL is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Am Stelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. DSL is registered with the SEC as an investment adviser and with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of June 30, 2008, DSL managed approximately $45.9 billion in registered investment company assets.

 ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Portfolios.  ING Funds Distributor received $492,262 and $22,356 during the fiscal year ended December 31, 2008 from ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio respectively, under each respective Portfolio’s distribution and/or shareholder servicing plans.  Those fees were used to provide distribution and/or shareholder services to the Portfolios, including making payments to financial service providers for the provision of shareholder and/or distribution services.

The investment management agreement between the Trust, on behalf of the Portfolios, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of each Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolios’ offers their shares, among others. DSL also reviews the Portfolios for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

DSL and ING Funds Distributor continued to provide advisory, distribution, and administrative services, as applicable, to the Portfolios following the issuance of the preferred shares, the implementation of the New Sub-Advisory Agreement and the completion of the Transaction.  Listings of the names, addresses, and the principal occupations of the principal executive officers of DSL, ING Funds Distributor and the Trust are set out in Appendix B attached to this Information Statement.  The principal offices of DSL are located at 1475 Dunwoody Drive, West Chester, PA 19380, while those of ING Funds Distributor are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

As discussed above, Evergreen served as the sub-adviser to the Portfolios prior to the issuance of the preferred shares. Under the Evergreen Former Agreement, DSL paid Evergreen $916,487 and $486,844 in sub-advisory fees for Evergreen’s services to ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio, respectively, for the fiscal year ended December 31, 2008.  [During the fiscal year ended December 31, 2008, the Portfolios did not pay any commissions to affiliated broker-dealers.]

NEW SUB-ADVISORY AGREEMENT AMONG

ING INVESTORS TRUST, DIRECTED SERVICES LLC

AND EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Background

DSL serves as the investment adviser to the Portfolios pursuant to an investment management agreement between DSL and the Trust on behalf of the Portfolios (the “Investment Management Agreement”), dated January 1, 2007.  The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of each respective Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the respective Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for that Portfolio.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”) on November 12, 2008.

For the services it provides to each Portfolio pursuant to the Investment Management Agreement, DSL receives an annual fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a % of Net Assets)
ING Evergreen Health Sciences	0.750% of the first $500 million of the Portfolio’s average daily net assets; and
Portfolio	0.700% on assets in excess of $500 million;

ING Evergreen Omega Portfolio	0.600% on the first $750 million;
0.550% on the next $750 million;
0.500% on the next $5 billion;
0.475% on the next $5 billion;
0.455% on the next $5 billion;
0.440% on the next $5 billion; and
0.430% on assets in excess of $21.5 billion.

For the fiscal year ended December 31, 2008, DSL received $1,527,477 and $973,686 in investment management fees from ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio respectively.(1)

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, DSL entered into the Evergreen Former Agreement with Evergreen. Pursuant to the Evergreen Former Agreement, DSL delegated to Evergreen sub-advisory duties including responsibility for the day-to-day management of each Portfolio, under the supervision of DSL.  The Evergreen Former Agreement was last approved by the initial

(1) As disclosed on page 4, this is a “bundled fee” arrangement, pursuant to which DSL provides, in addition to investment advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios.

shareholder of each Portfolio on April 30, 2004 in connection with the creation of each respective Portfolio. Thereafter, the Evergreen Former Agreement has been approved annually by the Board with respect to each Portfolio, including a majority of the Independent Trustees.

The Transaction

On October 3, 2008, Wachovia announced that it had entered into a merger agreement with Wells Fargo, pursuant to which Wachovia would merge into Wells Fargo. On October 20, 2008, in connection with the Transaction, Wachovia issued preferred shares to Wells Fargo representing 39.9% of the outstanding voting interest in Wachovia. The Transaction was completed on December 31, 2008.

After approving an interim sub-advisory agreement during a telephonic meeting held on October 20, 2008 (discussed on pages 1 and 2 of this Information Statement), the Board of IIT met in person on October 24, 2008 to consider whether to approve the New Sub-Advisory Agreement with respect to the Portfolios. As is discussed more fully below, the Board determined to approve the New Sub-Advisory Agreement to assure continuity of investment advisory services to the Portfolios after the preferred share issuance and the completion of the Transaction.   A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The New Sub-Advisory Agreement became effective on November 12, 2008 and will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2009.

Discussion of the Sub-Adviser

Evergreen has been managing mutual funds and private accounts since 1932 and managed over $164 billion in assets as of September 30, 2008. The principal address of Evergreen is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Through October 20, 2008, Evergreen served as the sub-adviser to each Portfolio under the Evergreen Former Agreement, and, subject to the supervision and control of DSL and the Board, determined the securities to be purchased for and sold from each Portfolio.  Effective November 12, 2008, Evergreen continues to serve as the sub-adviser to the Portfolios under the New Sub-Advisory Agreement among IIT, DSL and Evergreen.  Subject to the supervision and control of DSL and the Board, Evergreen determines the securities to be purchased for and sold from each respective Portfolio.  These services will continue to be provided to each Portfolio unless terminated by action of the Board.

Prior to the consummation of the Transaction resulting in a change of control, Evergreen was a wholly-owned subsidiary of Wachovia, a publicly traded company.  As a result of the Transaction, Evergreen became a wholly-owned subsidiary of Wells Fargo, which is also a publicly traded company.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Evergreen is set out on Appendix B of this Information Statement.  As of November 12, 2008, no Trustee or officer of the Portfolios was an officer, trustee, employee, general partner or shareholder of Evergreen.

The Transaction did not result in a change to the personnel managing each respective Portfolio or its investment strategy.

Fees Charged to Funds Comparable to ING Evergreen Health Sciences Portfolio

Under the New Sub-Advisory Agreement, Evergreen has continued to manage ING Evergreen Health Sciences Portfolio in the same manner in which it managed the Portfolio under the Evergreen Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Portfolio, for which Evergreen acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2008.

	Net Assets
	Of the Comparable	Advisory Fee Rate
	Fund	(based on each Comparable
Name of Comparable Fund	(in millions)	Fund’s average daily net assets)
Evergreen Healthcare Fund	$167.4	0.90% on the first $250M; 0.85% on the next $250M; 0.75% on the next $500M; and 0.70% over $1B

Transamerica Evergreen Healthcare Fund	$164.3	0.42% on the first $100M; 0.40% on the next $150M; and 0.35% over $250M

Investment Strategy of the Portfolio

The New Sub-Advisory Agreement that DSL and the Trust entered into with Evergreen did not result in a change to the manner in which ING Evergreen Health Sciences Portfolio is managed.  The Portfolio’s primary investment objective will continue to be long-term capital growth.  The Portfolio will pursue this strategy by investing at least 80% of its net assets in the equity securities of health care companies.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by Robert Junkin.

Fees Charged to Funds Comparable to ING Evergreen Omega Portfolio

Under the New Sub-Advisory Agreement, Evergreen has continued to manage ING Evergreen Omega Portfolio in the same manner in which it managed the Portfolio under the Evergreen Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Portfolio, for which Evergreen acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2008.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)

Evergreen Omega	$475.8	0.52% on the first $1B 0.41% over $1B

EQ/Evergreen Omega Portfolio	$166.8	0.55%

Investment Strategy of the Portfolio

The New Sub-Advisory Agreement that DSL and the Trust entered into with Evergreen did not result in a change to the manner in which ING Evergreen Omega Portfolio is managed.  The Portfolio’s primary investment objective will continue to be long term capital growth.  The Portfolio will pursue this strategy by investing substantially all of its assets, in common stocks of U.S. companies across all market capitalizations.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by Aziz Hamzaogullari, CFA.

The Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Sub-Advisory Agreement are substantially similar to those of the Evergreen Former Agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement, as was the case under the Evergreen Former Agreement, Evergreen acts as the sub-adviser to each Portfolio and supervises and directs each Portfolio’s investments.  In this capacity Evergreen furnishes each respective Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, Evergreen, in its discretion, determines and selects the securities to be purchased for and sold from each respective Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of both the Evergreen Former Agreement and the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of their obligations under the New Sub-Advisory Agreement, Evergreen would not be liable to the Trust or its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, an affected Portfolio or the Portfolio’s shareholders in connection with any service provided under the Evergreen Former Agreement or New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolios’ average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee

ING Evergreen Health Sciences Portfolio	0.45% of the Portfolio’s average daily net assets

ING Evergreen Omega Portfolio	0.30% of the Portfolio’s average daily net assets

The following table reflects the fees paid by DSL to Evergreen, for services rendered with respect to the Portfolios for the fiscal year ended December 31, 2008.

Portfolio	Fees Paid

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

The sub-advisory fee payable by DSL to Evergreen under the Evergreen Former Agreement remained at the same level under the New Sub-Advisory Agreement. For its fee with respect to each Portfolio, Evergreen continues to furnish at its expense, all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement.

Each of the Evergreen Former Agreement and New Sub-Advisory Agreement, provides that neither Evergreen nor any of its directors, officers, employees or agents shall be liable to DSL or the Trust for any loss or expense suffered by DSL or the Trust resulting from its acts or omissions as sub-adviser to the affected Portfolio, except for losses or expenses to DSL or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, Evergreen’s duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated with respect to each Portfolio as follows:  by DSL at any time without penalty, upon sixty (60) days’ written notice to Evergreen and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to DSL and Evergreen; or by Evergreen at any time without penalty, upon 3 months’ written notice to DSL and the Trust.  In addition, the New Sub-Advisory Agreement shall terminate with respect to a Portfolio in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Series.  The New Sub-Advisory Agreement terminates automatically in the event of its assignment.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on October 24, 2008.

Factors Considered by the Board

At a meeting of the Board held on October 24, 2008, the Board, including a majority of the Independent Trustees, determined to re-appoint Evergreen as a sub-adviser to each of ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio under the New Sub-Advisory Agreement.  In determining whether to approve the New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Evergreen included the following:  (1) a memorandum discussing the change of control of Evergreen and the resulting assignment and automatic termination of the Evergreen Former Agreement; (2) responses from Evergreen to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding Evergreen in connection with its management of mutual funds in the ING Funds complex, including the Portfolios.  Such information included, among other things, detailed analysis of each respective Portfolio’s performance, including attribution analysis, provided at regular Board meetings.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement took into account several factors including, but not limited to, the following:  (1) DSL’s view with respect to Evergreen’s management of the respective Portfolio; (2) the nature and quality of the services currently being provided and to be provided by Evergreen under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of Evergreen after the issuance of the preferred shares and the consummation of the Transaction, including Evergreen’s representations that the portfolio management personnel providing day-to-day management services to each respective Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Evergreen and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to each Portfolio, or the projected profitability of Evergreen or DSL, in connection with the Transaction; (5) Evergreen’s representations that the Transaction would not adversely affect the nature and quality of services provided to each respective Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of Evergreen to provide those services; (6) Evergreen’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolios and other funds in the ING Funds complex; and (7)  Evergreen’s Code of Ethics, which had previously been approved for the Portfolios and other ING Funds, and related procedures for complying with the relevant Code.

  After its deliberation, the Board reached the following conclusions:  (1) Evergreen should be appointed as a sub-adviser to ING Evergreen Health Sciences Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; (2) Evergreen should be appointed as the sub-adviser to ING Evergreen Omega Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (3) with respect to each Portfolio sub-advised by Evergreen, the sub-advisory fee rate payable by DSL to Evergreen is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolios will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Evergreen and/or an Evergreen affiliate will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 12th day of November, 2008, among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Manager”), a Delaware limited liability company, and Evergreen Investment Management Company, LLC (the “Portfolio Manager”), a Delaware limited liability company.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to a Management Agreement, effective as of May 24, 2002, as amended, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, pursuant to an Interim Portfolio Management Agreement effective as of October 20, 2008, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to provide continuous and uninterrupted investment advisory services to the Trust, pursuant to Rule 15a-4 under the 1940 Act; and

WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed among the Trust, the Manager and the Portfolio Manager as follows:

1.  Appointment.  The Trust and the Manager hereby appoint the Portfolio Manager to act as the portfolio manager to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing.  If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, (in the form of an amended Schedule A) whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Portfolio Manager will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series.  To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters.  The Portfolio Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC.  The Portfolio Manager is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Portfolio Manager determines is in the best interest of the Series.  The Portfolio Manager and Manager further agree as follows:

(a)  The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b)  On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

(c)  In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)  The Portfolio Manager will assist the portfolio accounting agent for the Trust in confirming reasonableness or providing editorial or informational commentary, consistent with the procedures and policies stated in the Registration Statement, which may assist the Manager in determining the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

(e)  The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(f)  The Portfolio Manager will provide reports to the Trust’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager and Portfolio Manager may reasonably request and mutually agree upon.

(g)  In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Portfolio Manager may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager’s knowledge, had in any material connection with the handling of assets:

(i)  been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)  been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(h)  In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

(i)  that the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf;

(ii)  that the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business on behalf of the Series, encumber funds which the Portfolio Manager has under the Portfolio Manager’s management or which benefit from the Portfolio Manager’s investment advice.  If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations.  The Manager reserves the right to segregate assets upon written notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets;

(iii)  that the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager’s behalf and to give instructions for settlement for the same;

(iv)  that the Portfolio Manager has full authority to instruct the Manager’s and the Trust’s custodian in conformity with its mandate; and

(v)  that in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(i)  The Portfolio Manager will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Portfolio Manager written instructions to the contrary.  The Portfolio Manager will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Portfolio Manager, upon request, will make available its own proxy voting history on any security which was held both in the Trust and any other portfolio for which the Portfolio Manager had discretionary investment authority.

3.  Broker-Dealer Selection.  The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Portfolio Manager’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager.  Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager’s Form ADV, Part II at the time the Form ADV and any material amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5.  Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)  Expenses of all audits by the Trust’s independent public accountants;

(b)  Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, portfolio management fees, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)  Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Trust’s tax records;

(g)  Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

(h)  Taxes levied against the Trust;

(i)  Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k)  Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)  Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(n)  The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 15 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)  Organizational and offering expenses.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

7.  Marketing Materials.

(a)  During the term of this Agreement, the Portfolio Manager agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Portfolio Manager, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Portfolio Manager shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Manager agrees to furnish the Portfolio Manager at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Portfolio Manager in any way, prior to the use thereof, and the Manager shall not use any such materials if the Portfolio Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Portfolio Manager’s right to object to such materials is limited to the portions of such materials that expressly relate to the Portfolio Manager, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Portfolio Manager or its clients in any way are consistent with those materials previously approved by the Portfolio Manager as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Portfolio Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Seed Money.  The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

9.  Compliance.

(a)  The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of the books and records for each Series necessary to perform certain compliance testing.  To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust’s Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Manager or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the

Trust’s administrator.  The Manager shall promptly provide the Portfolio Manager with copies of the Trust’s Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Trust’s Board applicable to the Series and any amendments or revisions thereto.  The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

10.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

11.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or the Trust.

12.  Representations Respecting Portfolio Manager.

(a)  During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names “Evergreen Investment Management Company, LLC,” or any derivative thereof or logos associated therewith.  The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager and subject to the terms of Section 7 above, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

(b)  The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder; and

(c)  The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager as outlined in Section 7 above.

13.  Services Not Exclusive.

(a)  It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities; and

(b)  The Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

15.  Indemnification.

(a)  Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Portfolio Manager (all of such persons being referred to as “Portfolio Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who is a controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2 of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified

Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person.  The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

(d)  The Portfolio Manager shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

(e)  The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the

Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

16. Duration and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2009.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series, or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder (1) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Portfolio Manager and the Trust, (2) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Portfolio Manager, or (3) by the Portfolio Manager at any time without penalty, upon three (3) months’ written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided, however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager or the Manager (both acting in good faith) ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 10, 11, 12, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.  Notices.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Chief Counsel

If to the Manager:

Directed Services LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Huey P. Falgout

If to the Portfolio Manager:

Evergreen Investment Management Company, LLC

401 South Tryon Street, Suite 500

Charlotte, North Carolina 28288

Attention: Pam Rose

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties to the Agreement, and no amendment of this Agreement shall be effective until approved as required by applicable law.

Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

19.  Use of Names.

(f)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is

Manager to the Trust and/or the Series.  Upon termination of the Management Agreement between the Trust and the Manager, the Trust or the Manager shall notify the Portfolio Manager of the termination of the Management Agreement and the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(g)  It is understood that the name “Evergreen Investment Management Company, LLC” or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series.  Upon termination of this Agreement between the Trust, the Manager and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

20.  Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

21.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

(e)  The Manager and the Portfolio Manager each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)  The Trust, the Manager and the Portfolio Manager acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act of 2001, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)  This Agreement may be executed in counterparts.

(h)  The Trust and the Manager will provide to the Portfolio Manager, at least annually, copies of any form ADV Part II or operational policies and procedures as may be requested that are associated with or affect the operation of the portfolios under management of the Portfolio Manager.  It is understood that all such material is the confidential property of the Trust or the Manager and will be used only for purposes of due diligence and, where appropriate, implementation by the Portfolio Manager, in the operation of the accounts managed on behalf of the Trust and the Manager.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

By:	/s/ Kimberly A. Anderson
Kimberly A. Anderson
Senior Vice President

DIRECTED SERVICES LLC

By:	/s/ Todd Modic
Todd Modic
Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ Pamela J. Rose
Pamela J. Rose
Senior Vice President
Managing Director

SCHEDULE A

The Series of ING Investors Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Evergreen Investment Management Company, LLC shall act as Portfolio Manager are as follows:

ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio

SCHEDULE B

COMPENSATION FOR SERVICES TO SERIES

For the services provided by Evergreen Investment Management Company, LLC (“Portfolio Manager”) to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Annual Portfolio Manager Fee
Series	(as a percentage of average daily net assets)

ING Evergreen Health Sciences Portfolio	0.45%

ING Evergreen Omega Portfolio	0.30%

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

APPENDIX B

Principal Executive Officers of Directed Services, LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Bayard Closser – President

 Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberley A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President

 Beth Shanker – Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Investors Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President

Todd Modic – Senior Vice President, Chief Financial Officer and Assistant Secretary

Kimberly A. Anderson – Senior Vice President

Ernest J. C’DeBaca – Senior Vice President

Robert Terris – Senior Vice President

Huey P. Falgout, Jr. – Secretary
Robyn L. Ichilov – Vice President and Treasurer

B-1

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Mark Spina – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Mark Blinder – Senior Vice President

Ernest J. C’DeBaca – Senior Vice President

Todd Modic – Senior Vice President

Michael D. Perkins – Senior Vice President

John West – Senior Vice President

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – Vice President, Controller, Chief Financial Officer and Financial and Operations Principal

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of Evergreen Investment Management Company, LLC

200 Berkeley Street

Boston, MA 02116

Name and Title
William D. Munn – Global Head of Operations and Technology

Michael H. Koonce – Chief Legal Officer and Secretary

Richard S. Gershen – Global Chief Risk Officer

Barbara A. Lapple – Chief Compliance Officer

Matthew C. Moss – Chief Financial Officer

Thomas K. Hoops – Global Chief Operating Officer

B-2

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February 5, 2009

Dear Shareholder:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT:

This communication presents only an overview of the more complete information statement (the “Information Statement”) that is available to you on the Internet. We encourage you to access and review all of the important information contained in the information statement.  The information statement is available online at [INSERT].

The Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for each of ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio (each a “Portfolio” and collectively referred to as the “Portfolios”), effective November 12, 2008. Each Portfolio is organized as a separate series of ING Investors Trust (the “Trust”). Evergreen Investment Management Company, LLC (“Evergreen”) has sub-advised the Portfolios since May 3, 2004.  Prior to the transaction described below, Evergreen was a wholly-owned subsidiary of Wachovia Corporation (“Wachovia”).

On October 3, 2008, Wachovia announced that it had entered into a merger agreement (the “Transaction”) pursuant to which it would be acquired by Wells Fargo & Company (“Wells Fargo”). On October 20, 2008, in connection with the Transaction, Wachovia issued preferred shares to Wells Fargo representing 39.9% of the outstanding voting interest in Wachovia. The Transaction may be deemed to be a change of control of Evergreen and therefore an assignment which triggered the automatic termination of the sub-advisory agreement previously in place with Evergreen with respect to each of the Portfolios. Shortly prior to the issuance of the preferred shares by Wachovia to Wells Fargo, for reasons discussed in further detail in the Information Statement, the Portfolios’ investment adviser, Directed Services LLC (“DSL”) entered into an interim, replacement sub-advisory agreement with Evergreen effective October 20, 2008. The parties subsequently executed a permanent sub-advisory agreement on November 12, 2008. Re-appointing Evergreen as the sub-adviser to each Portfolio, under the new sub-advisory agreement, resulted in no change in the personnel managing each Portfolio, in the services that Evergreen provides to each Portfolio or in the sub-advisory fees paid by each Portfolio under the previous sub-advisory agreement.

The Trust and DSL have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, DSL must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  The Information Statement is intended to comply with that condition.

If you want to receive a paper or e-mail copy of the information statement (free of charge), you must request one by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer